                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 10, 1999
                                (Date of report)


                                    USEC INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                            001-14287                    52-2107911
(State of                      (Commission File No.)           (IRS Employer
Incorporation)                                               Identification No.)


                               2 DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
          (Address of principal executive offices, including zip code)


                                 (301) 564-3200
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

          On June 9, 1999, the registrant issued the attached news release reporting suspension of the AVLIS enrichment technology program and related matters.

          The news release is included as an exhibit to this report and is incorporated into this Item 5 by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

          (99) News release dated June 9, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USEC INC.


                                        By:  /s/ HENRY Z SHELTON, JR.
                                             -----------------------------------
                                             Henry Z Shelton, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer


Date:  June 10, 1999

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

(99)                News release dated June 9, 1999.